

4Q 2013 Stockholder Supplement

February 25, 2014

Safe Harbor Notice

This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) that may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms.

Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to integrate and grow the commercial mortgage business; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; risks associated with the businesses of our subsidiaries, including the investment advisory business of our wholly-owned subsidiary, including: the removal by its clients of assets managed, its regulatory requirements, and competition in the investment advisory business; and risks associated with the broker-dealer business of our wholly-owned subsidiary.

For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

4Q13 Financial Overview

Unaudited

Income Statement

- GAAP net income of $1.0 billion, or $1.07 per average common share, generating an annualized GAAP return on average equity of 32.46%
- Core earnings[(1)] of $350.1 million, or $0.35 per average common share, generating an annualized core return on average equity of 11.05%
- Declared a $0.30 dividend per common share

Balance Sheet

- Common stock book value per share of $12.13
- End of period total debt to equity of 5.0x[(2)]
- End of period capital ratio of 15.1%[(3)] and net capital ratio of 15.9%[(4)]
- Weighted average days to maturity on repurchase agreements of 204 days

Portfolio

- Annualized yield on average interest-earning assets[(5)] of 3.50% and annualized interest rate spread of 1.43% during the quarter
- End of period Investment Securities[(6)] of $73.4 billion
- End of period commercial real estate debt and preferred equity of $1.6 billion with a weighted-average yield of 9.17% at quarter end
- End of period commercial real estate held for investment of $36.9 million[(7)] with a net equity yield of 12.70%[(8)]

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps
(2) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse loan participation and mortgages payable.
(3) Total stockholders' equity divided by total assets.
(4) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.
(5) Includes Investment Securities, U.S. Treasury Securities, securities borrowed, commercial real estate debt and preferred equity, corporate debt, reverse repurchase agreements and cash and cash equivalents.
(6) Investment Securities include Agency mortgage-backed securities and Agency debentures.
(7) Does not include $23.3 million of Real Estate Held-for-Sale at December 31, 2013.
(8) Based on GAAP net income, excluding depreciation and amortization expense, utilizing average net equity for the quarter ended December 31, 2013.

Strategy Overview

Unaudited

Portfolio Positioning

- Greater clarity with respect to the end of unorthodox monetary policy (Federal Reserve's Quantitative Easing)
- During the full year of 2013, disposed of $56.8 billion of Investment Securities[1], resulting in a realized gain of $424.1 million, including $11.9 billion disposed of during 4Q13 resulting in a realized gain of $49.6 million
- Commercial investment portfolio has doubled since the acquisition of CreXus Investment Corp. during 2Q13 and now represents 14% of stockholders' equity

Market Opportunities

- Expected levered return on equity of 12% to 14% on purchase of Agency mortgage-backed securities ("Agency MBS") in current market environment
- Expected unlevered return on equity of 5% to 11% on new commercial real estate investments
- Pay-ups on specified pools across the coupon stack are reasonably priced currently, and to-be-announced ("TBA") dollar rolls in select coupons continue to remain attractive

Liability and Interest Rate Management

- Selectively increase leverage (5.0x[2] at end of 4Q13) as opportunities are presented, which will result in a modest decrease in notional amount of interest rate swaps as a percentage of Investment Securities[1]
- Utilize derivatives and selective use of short TBA contracts to hedge against spikes in volatility, higher interest rates and Agency MBS spread widening

(1) Includes Agency mortgage-backed securities and Agency debentures.
(2) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse loan participation and mortgages payable.

Last Four Quarters Financial Performance

Unaudited

Core EPS[(1)]



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.29
$0.29
$0.28
$0.35
1Q13
2Q13
3Q13
4Q13

Annualized Core Return on Equity



16.00%
12.00%
8.00%
4.00%
0.00%
7.59%
8.24%
8.62%
11.05%
1Q13
2Q13
3Q13
4Q13

Annualized Yield on Average Interest-Earning Assets[(2)]



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.37%
2.54%
2.88%
3.50%
1Q13
2Q13
3Q13
4Q13

Capital Ratio[(3)]



20.0%
15.0%
10.0%
5.0%
12.2%
12.9%
13.9%
15.1%
1Q13
2Q13
3Q13
4Q13

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.

(2) Includes Investment Securities, U.S. Treasury Securities, securities borrowed, commercial real estate debt and preferred equity, corporate debt, reverse repurchase agreements and cash and cash equivalents. Average interest-earning assets reflects the average amortized cost of our investments during the period.

(3) Total stockholders' equity divided by total assets.

Summary Balance Sheet and Applicable Information

Unaudited, numbers in thousands except per share amounts

	For the quarters ended		
	December 31, 2013	September 30, 2013	December 31, 2012
Investment Securities[1]	$73,358,834	$83,031,687	$126,972,775
Commercial real estate investments	1,644,101	1,287,606	-
Corporate debt, held for investment	117,687	75,988	63,944
Total Investment Securities[1] and commercial real estate investments	$75,120,622	$84,395,281	$127,036,719
Total assets	$81,922,460	$93,433,157	$133,452,295
Repurchase agreements	$61,781,001	$69,211,309	$102,785,697
Convertible Senior Notes	825,262	824,512	825,541
Mortgages payable	19,332	19,346	-
Participation sold	14,065	14,164	-
Total debt	$62,639,660	$70,069,331	$103,611,238
Total liabilities	$69,517,405	$80,487,433	$117,527,851
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059
Common equity[2]	11,491,996	12,032,665	15,011,385
Total stockholders' equity	$12,405,055	$12,945,724	$15,924,444
Total debt to total stockholders' equity[3]	5.0x	5.4x	6.5x
Capital ratio[4]	15.1%	13.9%	11.9%
Net capital ratio[5]	15.9%	14.8%	12.3%
Common stock book value per share	$12.13	$12.70	$15.85
Total common stock shares outstanding	947,433	947,305	947,213

(1) Includes Agency mortgage-backed securities and Agency debentures.
(2) Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(3) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse loan participation and mortgages payable.
(4) Total stockholders' equity divided by total assets.
(5) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.

Summary Income Statement and Applicable Information

Unaudited, dollars in thousands except per share amounts

	For the quarters ended		
	December 31, 2013	September 30, 2013	December 31, 2012
Total interest income	$771,249	$697,160	$756,661
Total economic interest expense(1)	379,575	373,385	413,646
Economic net interest income(1)	$391,674	$323,775	$343,015
GAAP Net income (loss)	$1,028,749	$192,458	$700,495
GAAP Net income (loss) available (related) to common shareholders	1,010,757	174,466	680,778
GAAP Earnings per common share	$1.07	$0.18	$0.70
Core earnings (loss)(2)	$350,106	$282,292	$335,089
Core earnings (loss) available (related) to common shareholders(2)	332,114	264,300	315,372
Core earnings per common share(2)	$0.35	$0.28	$0.32
Dividends declared per common share	$0.30	$0.35	$0.45
Annualized GAAP return on average equity	32.46%	5.87%	16.97%
Annualized core return on average equity(2)	11.05%	8.62%	8.12%
Annualized core return on average equity(2) per unit of leverage	2.19%	1.59%	1.25%
Annualized yield on average interest-earning assets (3)	3.50%	2.88%	2.44%
Annualized cost of funds on average interest-bearing liabilities	2.07%	1.81%	1.50%
Annualized interest rate spread	1.43%	1.07%	0.94%
Weighted average three-month constant prepayment rate (CPR)	7%	13%	20%

(1) Includes realized gains (losses) on interest rate swaps.
(2) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, and net loss on extinguishment of the 4% Convertible Senior Notes.
(3) Average interest earning assets reflects the average amortized cost of our investments during the period.

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended		
	December 31, 2013	September 30, 2013	December 31, 2012
Interest income:			
Investment securities[1] and corporate debt	$723,248	$659,058	$748,122
Commercial real estate investments	36,124	26,066	-
U.S. Treasury securities	8,125	7,718	3,819
Securities loaned	2,087	1,787	2,106
Reverse repurchase agreements	1,587	2,461	2,449
Other	78	70	165
Total interest income	$771,249	$697,160	$756,661
Economic interest expense[2]:			
Repurchase agreements	$111,038	$120,123	$165,600
Realized losses on interest rate swaps[3]	242,182	227,909	228,155
Convertible Senior Notes	17,788	17,092	15,503
U.S. Treasury Securities sold, not yet purchased	6,684	6,688	2,930
Securities borrowed	1,718	1,405	1,458
Participation sold	165	168	0
Total economic interest expense[2]	$379,575	$373,385	$413,646
Economic net interest income[2]	$391,674	$323,775	$343,015

(1) Includes Agency mortgage-backed securities and Agency debentures.
(2) Includes realized gains (losses) on interest rate swaps.
(3) Interest expense related to the Company's interest rate swaps is recorded in Realized gains (losses) on interest rate swaps on the Consolidated Statements of Comprehensive Income (Loss).

Change in Annualized Interest Rate Spread

Unaudited

Change from 3Q13 to 4Q13



2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.07%
0.70%
(0.08%)
(0.26%)
1.43%
3Q13 Annualized interest rate spread
Net amortization of premiums and accretion of discounts
Coupon on average interest-earning assets
Cost of funds on average interest-bearing liabilities(1)
4Q13 Annualized interest rate spread

Note: Graph shows relative changes in contribution from 3Q13 to 4Q13. For example, net amortization of premiums and accretion of discounts increased annualized interest rate spread by 0.70% more in 4Q13 versus 3Q13.
(1) Includes realized gains (losses) on interest rate swaps.

Reconciliation to Core Earnings

Unaudited, dollars in thousands

Reconciliation of 4Q13 GAAP Net Income to Core Earnings[1]


$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$1,028,749
$13,177
($28,602)
($41,936)
($60,181)
($561,101)
$350,106
GAAP net income
Realized (gains) / losses on termination of interest rate swaps
Net (gains) / losses on disposal of investments
Net (gains) / losses on trading assets
Net unrealized (gains) / losses on IO Agency MBS
Unrealized (gains) / losses on interest rate swaps
Core earnings

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps.

Change in Annualized GAAP Return on Average Equity

Unaudited

Change from 3Q13 to 4Q13



40.0%
30.0%
20.0%
10.0%
0.0%
5.87%
17.51%
5.94%
5.19%
0.66%
(0.58%)
(2.13%)
32.46%
3Q13 GAAP ROE
Unrealized (gains) / losses on interest rate swaps
Realized / unrealized (gains) / losses on inv. and trading assets
Net amortization of premiums and accretion of discounts
Other(1)
Economic interest expense(2)
Coupon income
4Q13 GAAP ROE

Note: Graph shows relative changes in contribution from 3Q13 to 4Q13. For example, unrealized gains/losses on interest rate swaps increased annualized ROE by 17.52% more in 4Q13 versus 3Q13.
(1) Other includes realized gains (losses) on termination of interest rate swaps, investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes.
(2) Includes realized gains (losses) on interest rate swaps.

Change in Annualized Core Return on Average Equity

Unaudited



Change from 3Q13 to 4Q13
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
8.62%
5.19%
(0.05%)
(0.58%)
(2.13%)
11.05%
3Q13 Core ROE
Net amortization of premiums and accretion of discounts
Other(1)
Economic interest expense(2)
Coupon income
4Q13 Core ROE

Note: Graph shows relative changes in contribution from 3Q13 to 4Q13. For example, economic interest expense decreased annualized core ROE by 0.58% more in 4Q13 versus 3Q13.
(1) Other includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes.
(2) Includes realized gains (losses) on interest rate swaps.

Agency MBS and Debentures Portfolio Net Premium and Discount Balance and Constant Prepayment Rate

Unaudited, dollars in thousands


$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
$5,829,290
$5,361,659
$5,346,879
$4,718,884
$4,600,158
36.61%
35.03%
40.31%
36.45%
37.08%
20%
19%
17%
13%
7%
4Q12
1Q13
2Q13
3Q13
4Q13
Net premium and discount balance
Net premium and discount balance as % of stockholders' equity
Weighted average three-month constant prepayment rate

Interest Rate and Liability Management

Unaudited


3.25%
2.75%
2.25%
1.75%
1.25%
0.75%
0.25%
220
200
180
160
140
120
100
191
198
191
200
204
1.97%
1.85%
1.83%
1.85%
1.94%
0.63%
0.59%
0.64%
0.63%
0.68%
4Q12
1Q13
2Q13
3Q13
4Q13
Weighted average days to maturity on repurchase agreements
Weighted average net rate on interest rate swaps
Weighted average rate on repurchase agreements

Note: Interest rates do not take into consideration outstanding Convertible Senior Notes, loan participation or mortgages payable.

Hedges and Liabilities as of December 31, 2013

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to <3 years	$24,286,000	1.83%	0.18%	1.98
>=3 to <6 years	8,865,410	2.02%	0.19%	4.19
>= 6 to <10 years	15,785,500	2.37%	0.23%	7.66
Greater than 10 years	3,490,000	3.62%	0.20%	19.93
Total / Weighted Avg.	**$52,426,910**	**2.14%**	**0.20%**	**5.26**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted-Avg. Underlying Pay Rate	Weighted-Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$5,150,000	3.07%	3M LIBOR	10.10	4.26
Short	$1,000,000	3M LIBOR	2.83%	5.96	23.71

Repurchase Agreements		
Maturity	Principal Balance	Weighted Avg. Rate
Within 30 days	$21,171,574	0.36%
30 to 59 days	13,373,921	0.43%
60 to 89 days	3,592,266	0.44%
90 to 119 days	4,010,334	0.52%
Over 120 days[(1)]	19,632,906	1.29%
Total / Weighted Avg.	**$61,781,001**	**0.68%**

(1) Of the total repurchase agreements, approximately 16% have a remaining maturity over one year.

Agency MBS and Debentures Overview as of December 31, 2013

Unaudited, dollars in thousands

Agency Fixed-Rate Securities								
Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$8,003,884	13.2%	3.18%	103.4%	103.0%	2.0%	3.8%	$8,243,827
20 years	4,727,537	7.8%	3.55%	104.8%	102.2%	0.2%	7.4%	4,833,224
>=30 years	47,485,661	78.6%	3.85%	106.1%	101.4%	5.0%	7.2%	48,143,558
Callables	265,798	0.4%	2.79%	99.6%	86.0%	0.0%	0.0%	228,675
Total/Weighted Avg.[1]	$60,482,880	100.0%	3.73%	105.6%	101.6%	4.3%	6.8%	$61,449,284

Agency Adjustable-Rate Securities								
Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$2,376,777	35.4%	2.81%	100.3%	105.2%	92.2%	14.3%	$2,499,059
25 - 40 months	221,273	3.3%	5.13%	101.0%	105.6%	57.2%	29.9%	233,470
41 - 60 months	200,156	3.0%	5.34%	100.2%	107.0%	74.4%	28.1%	213,970
61 - 90 months	468,084	7.0%	3.82%	103.4%	105.2%	0.0%	7.5%	492,372
>90 months	433,359	6.4%	3.33%	102.2%	102.8%	0.0%	2.4%	445,533
Step-Ups	3,019,950	44.9%	2.23%	99.9%	90.8%	0.0%	0.0%	2,741,210
Total/Weighted Avg.[1]	$6,719,599	100.0%	2.81%	100.5%	98.6%	66.7%	13.7%	$6,625,614

(1) Weighted averages for percentages subject to HARP and three-month CPR exclude Callables and Step-up securities.

Agency MBS and Debentures Overview as of December 31, 2013 (cont'd)

Unaudited, dollars in thousands

Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations								
Type	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
Fixed-Rate	$4,227,590	100.0%	3.33%	102.8%	98.5%	3.7%	8.1%	$4,163,810
Floating-Rate	-	-	-	-	-	-	-	-
Total/Weighted Avg.	$4,227,590	100.0%	3.33%	102.8%	98.5%	3.7%	8.1%	$4,163,810

Agency Interest-Only Collateralized Mortgage-Backed Obligations								
Type	Current Notional Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$6,304,962	85.5%	3.42%	12.9%	14.2%	6.8%	8.9%	$898,409
Inverse Interest-Only	1,069,713	14.5%	6.14%	21.5%	20.7%	0.0%	8.5%	221,717
Total/Weighted Avg.	$7,374,675	100.0%	3.82%	14.1%	15.2%	5.8%	8.8%	$1,120,126

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and spread sensitivity are based on the portfolios as of December 31, 2013 and September 30, 2013
- The interest rate sensitivities reflect instantaneous parallel shifts in rates
- The spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

	As of December 31, 2013		As of September 30, 2013	
Interest Rate Change (bps)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)
-75	1.3%	8.3%	0.3%	1.7%
-50	0.9%	5.8%	0.2%	1.7%
-25	0.5%	3.1%	0.2%	1.2%
25	-0.5%	-3.4%	-0.3%	-1.8%
50	-1.1%	-6.9%	-0.6%	-4.1%
75	-1.7%	-10.6%	-1.0%	-7.0%

MBS Spread Sensitivity

	As of December 31, 2013		As of September 30, 2013	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)
-25	1.5%	9.8%	0.8%	5.6%
-15	0.9%	5.8%	0.5%	3.5%
-5	0.3%	1.9%	0.2%	1.2%
5	-0.3%	-2.0%	-0.2%	-1.2%
15	-0.9%	-5.8%	-0.5%	-3.7%
25	-1.5%	-9.6%	-0.9%	-6.4%

(1) NAV includes common stock, additional paid-in capital, accumulated other comprehensive loss, and accumulated deficit.

Commercial Real Estate Overview as of December 31, 2013

Unaudited, dollars in thousands

Debt Investment Positions:	Carrying Amount (1)	% of Portfolio	Yield (2)	Weighted Avg LTV (3)	Weighted Avg Maturity (years) (4)
Financeable Debt Investments	409,083	25%	5.8%	72%	4.03
Debt Investment Positions:					
Senior Debt Investments	260,886	16%	9.5%	69%	1.54
B Note Debt Investments	41,408	3%	5.7%	63%	1.28
Mezzanine Loan Investments	628,357	39%	10.8%	74%	4.52
Preferred Equity Investments	249,145	15%	11.0%	92%	6.58
Debt Investment Subtotal:	**1,179,796**	**73%**	**10.3%**	**76%**	**4.19**
Total	**1,588,879**	**98%**	**9.2%**	**75%**	**4.15**

Equity Positions:	Carrying Amount	% of Portfolio	Yield (5)
Real Estate Held for Investment (6)	36,861	2%	12.7%
Total	**1,625,740**	**100%**	

(1) Carry amounts are net of origination fees totaling $4.9 million as of December 31, 2013.
(2) Yields do not include accretion of origination fees.
(3) Based on most recent third party appraisal, which may be prior to loan origination/purchase date.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Based on GAAP net income, excluding depreciation and amortization expense, utilizing average net equity for the quarter ended December 31, 2013.
(6) Does not include $23.3 million of Real Estate Held-for-Sale as of December 31, 2013.

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Portfolio-Related Data:					
Investment Securities[(1)]	$73,358,834	$83,031,687	$95,793,791	$112,226,950	$126,972,775
Commercial real estate investments	$1,644,101	$1,287,606	$1,005,560	-	-
Corporate debt	$117,687	$75,988	$61,682	$66,539	$63,944
Total Investment Securities[(1)] and commercial investments	$75,120,622	$84,395,281	$96,861,033	$112,293,489	$127,036,719
Total assets	$81,922,460	$93,433,157	$102,468,584	$125,501,856	$133,452,295
Agency mortgage-backed securities and debentures:					
% Fixed-rate	91%	91%	92%	92%	93%
% Adjustable-rate	9%	9%	8%	8%	7%
Weighted-average three-month constant prepayment rate (CPR)	7%	13%	17%	19%	20%
Net premium and discount balance in Agency MBS and debentures portfolio	$4,600,158	$4,718,884	$5,346,879	$5,361,659	$5,829,290
Net premium and discount balance as % of stockholder's equity	37.08%	36.45%	40.31%	35.03%	36.61%

(1) Includes Agency mortgage-backed securities and Agency debentures.

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$61,781,001	$69,211,309	$81,397,335	$100,322,942	$102,785,697
Convertible Senior Notes	$825,262	$824,512	$824,229	$824,902	$825,541
Mortgages payable	$19,332	$19,346	$19,361	-	-
Participation sold	$14,065	$14,164	$14,324	-	-
Total debt	$62,639,660	$70,069,331	$82,255,249	$101,147,844	$103,611,238
Total liabilities	$69,517,405	$80,487,433	$89,205,280	$110,195,487	$117,527,851
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059	$913,059	$913,059
Common equity(1)	$11,491,996	$12,032,665	$12,350,245	$14,393,310	$15,011,385
Total stockholders' equity	$12,405,055	$12,945,724	$13,263,304	$15,306,369	$15,924,444
Weighted average days to maturity of repurchase agreements	204	200	191	198	191
Weighted average rate on repurchase agreements	0.68%	0.63%	0.64%	0.59%	0.63%
Total debt to total stockholders' equity(2)	5.0x	5.4x	6.2x	6.6x	6.5x
Capital ratio(3)	15.1%	13.9%	12.9%	12.2%	11.9%
Net capital ratio(4)	15.9%	14.8%	13.3%	13.0%	12.3%
Common stock book value per share	$12.13	$12.70	$13.03	$15.19	$15.85
Total common stock shares outstanding	947,433	947,305	947,483	947,293	947,213
Interest rate swaps:					
Notional amount of interest rate swaps and swaptions as a % of repurchase agreements	92%	85%	63%	48%	46%
Weighted average pay rate on interest swaps	2.14%	2.06%	2.05%	2.08%	2.21%
Weighted average receive rate on interest swaps	0.20%	0.21%	0.22%	0.23%	0.24%
Weighted average net rate on interest swaps	1.94%	1.85%	1.83%	1.85%	1.97%

(1) Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse loan participation and mortgages payable.
(3) Total stockholders' equity divided by total assets.
(4) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Performance-Related Data:					
Total interest income	$771,249	$697,160	$712,936	$737,217	$756,661
Total economic interest expense[1]	$379,575	$373,385	$376,982	$403,066	$413,646
Economic net interest income[1]	$391,674	$323,775	$335,954	$334,151	$343,015
GAAP Net income (loss)	$1,028,749	$192,458	$1,638,213	$870,278	$700,495
GAAP Net income (loss) available (related) to common shareholders	$1,010,757	$174,466	$1,620,221	$852,286	$680,778
GAAP Earnings per common share	$1.07	$0.18	$1.71	$0.90	$0.70
Core earnings[2]	$350,106	$282,292	$294,158	$296,403	$335,089
Core earnings available to common shareholders[2]	$332,114	$264,300	$276,166	$278,411	$315,372
Core earnings per common share[2]	$0.35	$0.28	$0.29	$0.29	$0.32
Dividends declared per common share	$0.30	$0.35	$0.40	$0.45	$0.45
Total common and preferred dividends declared	$302,222	$349,549	$396,888	$444,165	$451,870
Annualized GAAP return on average equity	32.46%	5.87%	45.87%	22.29%	16.97%
Annualized core return on average equity[2]	11.05%	8.62%	8.24%	7.59%	8.12%
Annualized core return on average equity[2] per unit of leverage	2.19%	1.59%	1.33%	1.15%	1.25%
Annualized interest rate spread during the quarter:					
Annualized yield on average interest-earning assets [3]	3.50%	2.88%	2.54%	2.37%	2.44%
Annualized cost of funds on average interest-bearing liabilities	2.07%	1.81%	1.53%	1.46%	1.50%
Annualized interest rate spread	1.43%	1.07%	1.01%	0.91%	0.94%

(1) Includes realized gains (losses) on interest rate swaps.

(2) Core earnings excludes net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.

(3) Average interest earning assets reflects the average amortized cost of our investments during the period.